UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2015

Stericycle, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21229	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28161 North Keith Drive
Lake Forest, Illinois 60045
(Address of principal executive offices including zip code)

(847) 367-5910
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Please refer to Item 2.03 of this report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On August 13, 2015, Stericycle, Inc., a Delaware corporation (the “Company”), entered into amendments to certain of its debt agreements as described below, which, among other things, permit the Company to enter into the SIT Acquisition (as defined below) and the Equity Issuance (as defined below).
Second Amendment to Second Amended and Restated Credit Agreement
The Company entered into the Second Amendment (the “Second Amendment”), dated as of August 13, 2015, by and among the Company and certain of its subsidiaries, the lenders signatory thereto and Bank of America, N.A., as Administrative Agent, under that certain Second Amended and Restated Credit Agreement, dated as of June 3, 2014 (as amended, restated, supplemented or otherwise modified, the “Revolving Credit Agreement”), among the Company and certain of its subsidiaries, the financial institutions from time to time party thereto as lenders or as “L/C Issuers”, and Bank of America, N.A., as Administrative Agent.
The Second Amendment amends the Revolving Credit Agreement to, among other things, permit the investment by the Company in the SIT Acquisition, including the borrowing of not more than $500,000,000 under the Revolving Credit Agreement for the purpose of the consummation of the SIT Acquisition, the incurrence of liens and indebtedness for the purpose of the SIT Acquisition and the guaranty by the Company of the obligations of certain subsidiaries pursuant to the Securities Purchase Agreement (as defined below). The Second Amendment provides that the aggregate amount of indebtedness incurred by the Company and its subsidiaries for the purpose of the consummation of the SIT Acquisition shall not exceed $2,400,000,000 less the amount drawn under the Revolving Credit Agreement for the purpose of the consummation of the SIT Acquisition.
“SIT Acquisition” means the acquisition of Shred-it International ULC, an Alberta unlimited liability corporation, Shred-it JV LP, an Ontario limited partnership, Boost GP Corp., an Ontario corporation, and Boost Holdings LP, an Ontario limited partnership, and each of their respective subsidiaries (if any), by the Company and certain of its subsidiaries pursuant to the Securities Purchase Agreement dated as of July 15, 2015 (the “Securities Purchase Agreement”).
The Second Amendment amends the financial covenant in the Revolving Credit Agreement to require the Company to maintain a maximum consolidated leverage ratio of (i) at any time from June 30, 2015 until the effective date of the Second Amendment, 3.75 to 1.00, (ii) at any time from the effective date of the Second Amendment until the earlier to occur of (A) the SIT Acquisition Termination Date (as defined below) and (B) the last day of the first fiscal quarter of the Company ending on or after the first anniversary date of the consummation of the SIT Acquisition (the “Initial Period”), 4.35 to 1.00 and (iii) at any time thereafter, 3.75 to 1.00; provided that upon receipt by the Company during the Initial Period of at least $400,000,000 in net cash proceeds from an equity issuance of shares of its common equity interests or shares of preferred equity interests (other than certain customary disqualified equity interests) that are mandatorily convertible into shares of its common equity interests (“Equity Issuance”), the maximum permitted consolidated leverage ratio during the Initial Period shall immediately step-down to 4.00 to 1.00.
“SIT Acquisition Termination Date” means the earlier to occur of (a) the date that the pursuit of the SIT Acquisition is abandoned by the Company and (b) if the SIT Acquisition has not been consummated prior to such date, November 15, 2015 (or such later date to which the Outside Date (as defined in the Securities Purchase Agreement) is extended pursuant to the Securities Purchase Agreement, but in any event no later than January 15, 2016).
Amendments to the Note Purchase Agreements
The Company entered into (i) the Second Amendment, dated as of August 13, 2015, between the Company and each of the institutions signatory thereto (the “2015 Note Purchase Agreement Amendment”), amending that certain Note Purchase Agreement dated as of April 30, 2015 (as amended, restated, supplemented or otherwise modified, the “2015 Note Purchase Agreement”), pursuant to which the Company issued and sold $300,000,000 in the aggregate of its senior notes, in two series, Series A due July 1, 2022, and Series B due July 1, 2023, in the aggregate amounts of $200,000,000 and $100,000,000, respectively; (ii) the First Amendment, dated as of August 13, 2015, between the Company and each of the institutions signatory thereto (as amended, restated, supplemented or otherwise modified, the “2012 Note Purchase Agreement Amendment”), amending that certain Note Purchase Agreement dated as of October 22, 2012 (the “2012 Note Purchase Agreement”), pursuant to which the Company issued and sold $250,000,000 in the aggregate of its senior notes, in two series, Series A due December 12, 2019, and Series B due December 12, 2022, each series in the aggregate amount of $125,000,000; and (iii) the First Amendment, dated as of August 13, 2015, between the Company and each of the institutions signatory thereto (as amended, restated, supplemented or otherwise modified, the “2010 Note Purchase Agreement Amendment,” and together with the 2015 Note Purchase Agreement Amendment and the 2012 Note Purchase Agreement Amendment, the “Note Purchase Agreement Amendments”), amending that certain Note Purchase Agreement dated as of October 15, 2010 (the “2010 Note Purchase Agreement,” and together with the 2015 Note Purchase Agreement and the 2012 Note Purchase Agreement, the “Note Purchase Agreements”), pursuant to which the Company issued and sold $400,000,000 in the aggregate of its senior notes, in two series, Series A due October 15, 2017, and Series B due October 15, 2020, in the aggregate amounts of $175,000,000 and $225,000,000, respectively.

The Note Purchase Agreement Amendments amend the financial covenants in the respective Note Purchase Agreements to require the Company to maintain a maximum consolidated leverage ratio of (i) at any time from June 30, 2015 until the effective date of the applicable Note Purchase Agreement Amendment, 3.75 to 1.00, (ii) at any time from the effective date of the applicable Note Purchase Agreement Amendment until the earlier to occur of (A) the SIT Acquisition Termination Date and (B) the last day of the Initial Period, 4.35 to 1.00 and (iii) at any time thereafter, 3.75 to 1.00; provided that upon receipt by the Company during the Initial Period of at least $400,000,000 in net cash proceeds from an Equity Issuance, the maximum permitted consolidated leverage ratio during the Initial Period shall immediately step-down to 4.00 to 1.00.
The Note Purchase Agreement Amendments further provide for the increase of the interest rates of the respective notes in the event of certain increases in the consolidated leverage ratio of the Company and its subsidiaries, specifically:
(a) if at any time during the Initial Period the consolidated leverage ratio of the Company and its subsidiaries exceeds 3.75 to 1.00 but is at or below 4.00 to 1.00 (a “Primary Event Leverage Increase”), the per annum interest rate (including any default rate, if applicable) otherwise applicable to each series of the respective notes shall be increased by 25 basis points (.25%) from the date of such Primary Event Leverage Increase to but not including the date that the consolidated leverage ratio is 3.75 to 1.00 or less; and
(b) if at any time during the Initial Period the consolidated leverage ratio of the Company and its subsidiaries exceeds 4.00 to 1.00 but is at or below 4.35 to 1.00 (a “Secondary Event Leverage Increase”), the per annum interest rate (including any default rate, if applicable) otherwise applicable to each series of the respective notes (and after giving effect to clause (a) above) shall be increased by an additional 25 basis points (.25%) from the date of such Secondary Event Leverage Increase to but not including the date that the consolidated leverage ratio is 4.00 to 1.00 or less.
The Company is required to promptly, and in any event within 10 business days, following a Primary Event Leverage Increase or Secondary Event Leverage Increase notify the holders of the notes that such increase in the interest rate has commenced and the date of such commencement. If a Primary Event Leverage Increase or Secondary Event Leverage Increase shall have occurred, the Company also shall notify the holders of the notes if on any date thereafter the consolidated leverage ratio has been less than 4.00 to 1.00 or less than 3.75 to 1.00, and such notice shall be accompanied by a certificate of a senior financial officer of the Company setting forth the information used in making such determination.
The Note Purchase Agreement Amendments also provide, among other amendments, that the Company will, at any time during which (a) the Company’s rating is A- or better by Standard & Poor’s Rating Services or the equivalent rating by Moody’s Investor Service Inc. or Fitch, Inc. and (b) the Securities Valuation Office of the National Association of Insurance Commissioners does not currently rate the notes “1”, at the request of the Required Holders (as defined in the applicable Note Purchase Agreement), obtain a private letter rating with respect to the notes from one rating agency requested by the Required Holders.
Other Related Matters
The representations, warranties and covenants of each of the parties contained in the Second Amendment and the Note Purchase Agreement Amendments (collectively, the “Debt Documents”) have been made solely for the benefit of the parties to the applicable documents. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Debt Documents, (ii) have been qualified by confidential disclosures made by the parties in connection with the Debt Documents, (iii) are subject to materiality qualifications contained in the Debt Documents that may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Debt Documents or such other date as is specified in the Debt Documents and (v) have been included in the Debt Documents for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Debt Documents are included with this filing only to provide investors with information regarding the terms of the Debt Documents, and not to provide investors with any other factual information regarding the parties or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Debt Documents, which subsequent information may or may not be fully reflected in the public disclosures by the parties or their subsidiaries. The Debt Documents should not be read alone, but should instead be read in conjunction with the other information regarding any party that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that such party files with the U.S. Securities and Exchange Commission.
The foregoing description of the Debt Documents is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Debt Documents attached as Exhibits 2.1 to 2.4 and incorporated herein by reference.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties, some of which are beyond our control (for example, general economic and market conditions). Our actual results could differ significantly from the results described in the forward-looking statements. Factors that could cause such differences include changes in governmental regulation of the collection, transportation, treatment and disposal of regulated waste, increases in transportation and other operating costs, the level of governmental enforcement of regulations governing regulated waste collection and treatment, our ability to execute our acquisition strategy and to integrate acquired businesses, competition and demand for services in the regulated waste industry, political, economic and currency risks related to our foreign operations, impairments of goodwill or other indefinite-lived intangibles, exposure to environmental liabilities, and compliance with existing and future legal and regulatory requirements, as well as other factors described in our filings with the U.S. Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K. As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends. We make no commitment to disclose any subsequent revisions to forward-looking statements.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits
The following exhibits are filed with this report:

Exhibit No.	Description

2.1
Second Amendment, dated as of August 13, 2015, to the Second Amended and Restated Credit Agreement dated as of June 3, 2014, entered into by Stericycle, Inc. and certain of its subsidiaries as borrowers, Bank of America, N.A., as administrative agent, swingline lender, lender and letter of credit issuer, JPMorgan Chase Bank, N.A., HSBC Bank USA, National Association and Sumitomo Mitsui Banking Corporation, as lenders and letter of credit issuers, MUFG Union Bank, N.A., Santander Bank, N.A., Sumitomo Mitsui Banking Corporation, U.S. Bank National Association, U.S. Bank National Association, Canada Branch, BMO Harris Financing Inc., COBANK, ACB, The Northern Trust Company, Citibank, N.A., Compass Bank, PNC Bank, National Association, SunTrust Bank, Unicredit Bank AG, New York Branch, and Wells Fargo Bank, National Association, as lenders.*

2.2
Second Amendment, dated as of August 13, 2015, to the Note Purchase Agreement dated as of April 30, 2015, entered into by Stericycle, Inc. and New York Life Insurance Company, New York Life Insurance and Annuity Corporation, New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3-2), The Northwestern Mutual Life Insurance Company, The Northwestern Life Insurance Company for its Group Annuity Separate Account, State Farm Life Insurance Company, State Farm Life and Accident Assurance Company, Thrivent Financial for Lutherans, AXA Equitable Life Insurance Company, Great-West Life & Annuity Insurance Company, The Guardian Life Insurance Company of America, Metropolitan Life Insurance Company, MetLife Insurance Company USA, General American Life Insurance Company, First MetLife Investors Insurance Company, MetLife Insurance K.K., Nationwide Life Insurance Company, RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York, Life Insurance Company of the Southwest, State of Wisconsin Investment Board, Catholic Financial Life, GuideOne Mutual Insurance Company and GuideOne Property & Casualty Insurance Company.*

2.3
First Amendment, dated as of August 13, 2015, to the Note Purchase Agreement dated as of October 22, 2012, entered into by Stericycle, Inc. and The Northwestern Mutual Life Insurance Company, Northwestern Long Term Care Insurance Company, The Lincoln National Life Insurance Company, Penn Mutual Life Insurance Company, Principal Life Insurance Company, Symetra Life Insurance Company, Jackson National Life Insurance Company, Reassure America Life Insurance Company, Athene Annuity and Life Company (f/k/a Aviva Life and Annuity Company), Royal Neighbors of America, Thrivent Financial for Lutherans, AXA Equitable Life Insurance Company, RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York, Western-Southern Life Assurance Company, Columbus Life Insurance Company, Integrity Life Insurance Company, Integrity Life Insurance Company Separate Account GPO, National Integrity Life Insurance Company Separate Account GPO, Great-West Life & Annuity Insurance Company, Great-West Life & Annuity Insurance Company of South Carolina, Hartford Life Insurance Company, The Guardian Life Insurance Company of America, Modern Woodmen of America, National Life Insurance Company, Trinity Universal Insurance Company, Catholic United Financial, Occidental Life Insurance Company of North Carolina, Western Fraternal Life Association, Southern Farm Life Insurance Company, Woodmen of the World Life Insurance Society, American United Life Insurance Company, Ameritas Life Insurance Corp. successor by merger to Acacia Life Insurance Company, Ameritas Life Insurance Corp. successor by merger to The Union Central Life Insurance Company, Ameritas Life Insurance Corp. of New York, USAA Life Insurance Company, Country Life Insurance Company, ProAssurance Casualty Company, ProAssurance Indemnity Company, Inc. and State of Wisconsin Investment Board.*

2.4
First Amendment, dated as of August 13, 2015, to the Note Purchase Agreement dated as of August 18, 2010, entered into by Stericycle, Inc. and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, Union Fidelity Life Insurance Company, AllState Life Insurance Company, AllState Life Insurance Company of New York, American Heritage Life Insurance Company, New York Life Insurance Company, New York Life Insurance and Annuity Corporation, New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C), Hartford Life Insurance Company, Hartford Life and Accident Insurance Company, Hartford Fire Insurance Company, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, RiverSource Life Insurance Company, Thrivent Financial for Lutherans, The Lincoln National Life Insurance Company, The Northwestern Mutual Life Insurance Company, Jackson National Life Insurance Company, Allianz Life Insurance Company of North America, AXA Equitable Life Insurance Company, Southern Farm Bureau Life Insurance Company, Phoenix Life Insurance Company, PHL Variable Insurance Company, Modern Woodmen of America, United of Omaha Life Insurance Company, Companion Life Insurance Company, Mutual of Omaha Insurance Company, Woodmen of the World Life Insurance Society, Knights of Columbus, Physicians Insurance A Mutual Company, CSAA Insurance Exchange and Country Life Insurance Company.*

*	The Company agrees to furnish supplementally a copy of any omitted exhibit or appendix to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 19, 2015	Stericycle, Inc.

By:	/s/ Daniel V. Ginnetti

Daniel V. Ginnetti
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

2.1
Second Amendment, dated as of August 13, 2015, to the Second Amended and Restated Credit Agreement dated as of June 3, 2014, entered into by Stericycle, Inc. and certain of its subsidiaries as borrowers, Bank of America, N.A., as administrative agent, swingline lender, lender and letter of credit issuer, JPMorgan Chase Bank, N.A., HSBC Bank USA, National Association and Sumitomo Mitsui Banking Corporation, as lenders and letter of credit issuers, MUFG Union Bank, N.A., Santander Bank, N.A., Sumitomo Mitsui Banking Corporation, U.S. Bank National Association, U.S. Bank National Association, Canada Branch, BMO Harris Financing Inc., COBANK, ACB, The Northern Trust Company, Citibank, N.A., Compass Bank, PNC Bank, National Association, SunTrust Bank, Unicredit Bank AG, New York Branch, and Wells Fargo Bank, National Association, as lenders.*

2.2
Second Amendment, dated as of August 13, 2015, to the Note Purchase Agreement dated as of April 30, 2015, entered into by Stericycle, Inc. and New York Life Insurance Company, New York Life Insurance and Annuity Corporation, New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3-2), The Northwestern Mutual Life Insurance Company, The Northwestern Life Insurance Company for its Group Annuity Separate Account, State Farm Life Insurance Company, State Farm Life and Accident Assurance Company, Thrivent Financial for Lutherans, AXA Equitable Life Insurance Company, Great-West Life & Annuity Insurance Company, The Guardian Life Insurance Company of America, Metropolitan Life Insurance Company, MetLife Insurance Company USA, General American Life Insurance Company, First MetLife Investors Insurance Company, MetLife Insurance K.K., Nationwide Life Insurance Company, RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York, Life Insurance Company of the Southwest, State of Wisconsin Investment Board, Catholic Financial Life, GuideOne Mutual Insurance Company and GuideOne Property & Casualty Insurance Company.*

2.3
First Amendment, dated as of August 13, 2015, to the Note Purchase Agreement dated as of October 22, 2012, entered into by Stericycle, Inc. and The Northwestern Mutual Life Insurance Company, Northwestern Long Term Care Insurance Company, The Lincoln National Life Insurance Company, Penn Mutual Life Insurance Company, Principal Life Insurance Company, Symetra Life Insurance Company, Jackson National Life Insurance Company, Reassure America Life Insurance Company, Athene Annuity and Life Company (f/k/a Aviva Life and Annuity Company), Royal Neighbors of America, Thrivent Financial for Lutherans, AXA Equitable Life Insurance Company, RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York, Western-Southern Life Assurance Company, Columbus Life Insurance Company, Integrity Life Insurance Company, Integrity Life Insurance Company Separate Account GPO, National Integrity Life Insurance Company Separate Account GPO, Great-West Life & Annuity Insurance Company, Great-West Life & Annuity Insurance Company of South Carolina, Hartford Life Insurance Company, The Guardian Life Insurance Company of America, Modern Woodmen of America, National Life Insurance Company, Trinity Universal Insurance Company, Catholic United Financial, Occidental Life Insurance Company of North Carolina, Western Fraternal Life Association, Southern Farm Life Insurance Company, Woodmen of the World Life Insurance Society, American United Life Insurance Company, Ameritas Life Insurance Corp. successor by merger to Acacia Life Insurance Company, Ameritas Life Insurance Corp. successor by merger to The Union Central Life Insurance Company, Ameritas Life Insurance Corp. of New York, USAA Life Insurance Company, Country Life Insurance Company, ProAssurance Casualty Company, ProAssurance Indemnity Company, Inc. and State of Wisconsin Investment Board.*

2.4
First Amendment, dated as of August 13, 2015, to the Note Purchase Agreement dated as of August 18, 2010, entered into by Stericycle, Inc. and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, Union Fidelity Life Insurance Company, AllState Life Insurance Company, AllState Life Insurance Company of New York, American Heritage Life Insurance Company, New York Life Insurance Company, New York Life Insurance and Annuity Corporation, New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C), Hartford Life Insurance Company, Hartford Life and Accident Insurance Company, Hartford Fire Insurance Company, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, RiverSource Life Insurance Company, Thrivent Financial for Lutherans, The Lincoln National Life Insurance Company, The Northwestern Mutual Life Insurance Company, Jackson National Life Insurance Company, Allianz Life Insurance Company of North America, AXA Equitable Life Insurance Company, Southern Farm Bureau Life Insurance Company, Phoenix Life Insurance Company, PHL Variable Insurance Company, Modern Woodmen of America, United of Omaha Life Insurance Company, Companion Life Insurance Company, Mutual of Omaha Insurance Company, Woodmen of the World Life Insurance Society, Knights of Columbus, Physicians Insurance A Mutual Company, CSAA Insurance Exchange and Country Life Insurance Company.*

*	The Company agrees to furnish supplementally a copy of any omitted exhibit or appendix to the Securities and Exchange Commission upon request.

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